EXHIBIT 99.1

CUSIP NO. 928555S200

AGREEMENT OF JOINT FILING

The undersigned hereby agree that they are filing jointly pursuant to Rule 13d-1(k)(1) of the Securities and Exchange Act of 1934, as amended, with respect to the American Depositary Shares, each representing one share of Preferred Stock, of Vivo Participações S.A.  Each of the undersigned further agrees and acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

DATED: September 27, 2010	REPORTING PERSON:

Cyrte Investments B.V.

/s/ Anneke Westbroek
By: Anneke Westbroek, attorney-in-fact*

Cyrte Investments GP III B.V.

/s/ Anneke Westbroek
By: Anneke Westbroek, attorney-in-fact*

Cyrte Fund III C.V.

/s/ Anneke Westbroek
By: Anneke Westbroek, attorney-in-fact*

Aviva plc
/s/ Joanne Jolly
By: Joanne Jolly, attorney-in-fact**

Aviva Group Holdings Limited
/s/ Joanne Jolly
By: Joanne Jolly, attorney-in-fact**

Aviva International Insurance Limited
/s/ Joanne Jolly
By: Joanne Jolly, attorney-in-fact**

Aviva Insurance Limited
/s/ Joanne Jolly
By: Joanne Jolly, attorney-in-fact**

Aviva International Holdings Limited
/s/ Joanne Jolly
By: Joanne Jolly, attorney-in-fact**

CGU International Holdings B.V.
/s/ Angus Eaton
By: Angus Eaton, attorney-in-fact***

Delta Lloyd N.V.

/s/ Pien Stevens
By: Pien Stevens, attorney-in-fact****

* Signed pursuant to power of attorney, dated June 4, 2009, included as Exhibit 99.2 to the statement on Schedule 13D filed with the Securities and Exchange Commission on April 29, 2010 by the Reporting Persons and incorporated herein by reference.

** Signed pursuant to power of attorney, dated September 22, 2010, attached hereto as Exhibit 99.2.

*** Signed pursuant to power of attorney, dated September 22, 2010, attached hereto as Exhibit 99.3.

***** Signed pursuant to power of attorney, dated June 29, 2009, included as Exhibit 99.3 to the statement on Schedule 13D/A filed with the Securities and Exchange Commission on July 29, 2009 by the Reporting Persons and incorporated herein by reference.